A Premier Rocky Mountain E&P Company
1099 18    Street, Suite 2300    Denver, Colorado 80202 303.312.8155, fax 303.291.0420     www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
February 2008
Paradox Basin
th
Exhibit 99.2

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.  These statements, however, are subject to risks and uncertainties that could cldse actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”
sections of these filings.  In addition, historical information may not be indicative of future results.
Certain information in this presentation references “Current” or “Currently”, which means on or about January 14, 2008. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
The information contained in this presentation does not constitute an offer or the solicitation of any offer to buy or sell securities and does not purport to be an analysis of the Company’s financial position.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2006 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and
Bill Barrett Corporation websites at www.sec.gov
and www.billbarrettcorp.com, respectively.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward – Looking and Other Cautionary Statements

Reasons to Invest in BBG
Reasons to Invest in BBG
TRACK RECORD OF GROWTH:
Double-digit proved reserve
and production growth
VISIBLE DEVELOPMENT GROWTH:
Multi-year, low risk
development inventory managed with operational excellence – average 97%
operatorship and average 94% working interest in proved reserves
WORLD CLASS EXPLORATION PORTFOLIO:
Multiple,
high-quality exploration plays
Track record of discoveries
Testing several high potential prospects in 2008
TECHNOLOGY:
Leader in utilization of technology
FINANCIAL STRENGTH:
Strong balance sheet and hedge
position that provides flexibility to grow

Management’s Track Record of Growth
Management’s Track Record of Growth
Dec
2002
Dec
2003
Dec
2004
292
130
204
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 386% 226% 280%
Net Production
18.3
31.7
52.1
39.4
61.2
2005 2004 2003 2006 2007
558
Dec
2007
2008 E
(Bcfe) (Bcfe)
77
70
70
380%
(adjusted for property sales)

Discretionary Cash Flow*
2002 2004 2005
$7
$102
$195
2003
$38
$239
2006
*Non-GAAP measure (see slide 2)
2002 2003 2004 2005
$24
- $5 - $4 - $5
Net Income
$62
2006
Management’s Track Record of Growth
Management’s Track Record of Growth
First nine months 2007: $178MM
First nine months 2007: $24MM
(millions) (millions)

Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
225 Wells Drilled
(Gross)
Development 108
Delineation 7
Exploration 11
CBM 99
314 Wells Drilled
(Gross)
Development 125
Delineation 10
Exploration 4
CBM 175
323 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
0
20
40
60
80
2005 2006 2007 2008 E
39.4
39.4
52.1
52.1
61.2
61.2
70
70
77
~500 Wells Planned
(Gross)
Development 163
Delineation 11
Exploration 16
CBM 310
Seek 20%+ continued compound production growth
400-500 wells/year with existing inventory going forward

$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10
0
30
60
90
120
150
180
Hedged Volume
(MMBtu/d)
Blended Floor
($/MMBtu)
CIG Strip as of Jan. 25
($/MMBtu)
CIG Actual
($/MMBtu)
Natural Gas Hedges: through Basis
Natural Gas Hedges: through Basis
As of January 11, 2008, swap positions:
•
1Q ‘08: 125,000 MMBtu/d at average $6.96
•
2Q/3Q ‘08: 110,000 MMBtu/d at average $6.60
Daily Natural Gas Production Hedged with Associated Floor Price
(CIG/PEPL)
Refer to January 17, 2008 press release for further details including collar contracts

Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe
3P Resources
2.0 Tcfe
3P Resources
558 Bcfe
Net Proved Reserves
as of December 31, 2007
Strong Portfolio to Generate Reserve Growth
Strong Portfolio to Generate Reserve Growth
Wind River
Wind River
Uinta
Uinta
Powder River
Powder River
Piceance
Piceance
Other
Other

2005 2006 2007 2008E
Capital Expenditures
Capital Expenditures
Exploration
10%
Exploration
10%
Development
80%
Development
80%
Delineation
10%
Delineation
10%
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
$347
$347
Acquisitions
Base Capex
$376
$376
$48
$438
$438
$550-
600
$550-
600
2008 CAPEX
$550 – $600 million

Visible Development Growth
Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River Basin
Uinta Basin
W. Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
•
558 Bcfe proved
reserves (YE ’07)
•
97% operated
•
94% average
working interest
•
1.8 Tcfe or 92%
of 3P resources
in development
projects
Production and
Reserve Growth
Visibility

Visible Development Growth
Visible Development Growth
~475
310
110
5
50
2008
Wells
Planned
Powder
River
Piceance
Uinta
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George & with
increased takeaway capacity
1,370 142 48 CBM
Planning basis is 10-acre spacing;
technology leader with “super
fracs”
950 482 212 Gibson Gulch
2,800+ 1,320 498 Subtotal - Development
In addition, increased potential in
ultra deep; Mancos, west structure
10 – 16 45 13 West Tavaputs Deep
(east structure)
Planning basis is 40 acre spacing,
increased development potential
with 20 acre spacing
550+ 651 225 West Tavaputs Shallow –
(Peters Point & Prickly Pear)
Comment
Drilling
Inventory
(gross wells)
Probable +
Possible
(Bcfe)
Proved
Reserves
(Bcfe)
Area
Significant resource base –
multiple gas manufacturing plays
Multi – year drilling inventory
Low risk reserve & production growth
Year-round drilling
Continued upside & efficiencies
THREE KEY AREAS

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow & deep)
•
Net production 79 MMcfe/d (shallow & deep) (Jan. ‘08)
•
40,600 net acres; 28,600 net undeveloped acres
(Dec. ‘07)
•
97% working interest
•
2 Rigs Winter; 4 Rigs post winter stips (shallow & deep)
•
EIS in process, record of decision expected 2H ‘08
•
3P resources 934 Bcfe, low risk (shallow & deep)
•
550+ drilling locations
•
3P upside includes potential 20-acre spacing
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
Development Project
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline

1 Rockies strip 2008 through 2010 as of February 1, 2008:  $6.81
2 For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Gas Price (Rockies strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.5
83%
2.1
$1.0
2.1
$3.1
$ 6.75
0.38
$ 7.13
(0.81)
(0.39)
$ 5.93
(1.49)
$ 4.43
49%
$ 3.85
$, millions
Peters Point 6-7D, W. Tavaputs
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
ILLUSTRATIVE DRILLING COSTS ILLUSTRATIVE ECONOMICS
1
2
2

•
100% success – 5 wells producing,
2 testing, 1 drilling
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
5 deep wells spud in 2007, drilling 5th
(ultra deep)
•
Drill 5 wells in 2008
•
Cost: ~$8 million per well
•
2 deep structures (east and west)
•
10 – 16 drilling locations (east structure)
•
Test well planned for west in mid-2008
•
Ultra-deep targets: Weber & Mississippian
to depth of 17,600’
Uinta Basin - West Tavaputs
Uinta Basin - West Tavaputs
Deep – Navajo, Entrada, Dakota - Utah
Deep – Navajo, Entrada, Dakota - Utah
BBC acreage
Deep gas well
Deep location (spud in 2007)
Existing pipeline
Proposed pipeline
Questar
interconnect
Dry Canyon
Compressor site
Area of
Jurassic 3-D
Four-way
Closure
Deep show well (1980)
Prickly
Pear
Structure
Scale:
640 ac
= 1 Mile
CURRENT STATUS DEEP PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
Deep show well
(1967)
2-7D deep
WOC
15-6D deep
Completing
7-1D ultra-deep
Spud late December
8-2D deep
IP 4+ MMcfe/d
Navajo and Entrada
2-12D deep
IP 6.0 MMcfe/d
Navajo, Dakota
Peters
Point
Structure
4-12D deep
IP 10.3 MMcfe/d
Navajo, Entrada, Dakota
5-2D deep
IP 9+ MMcfe/d
Navajo, Entrada, Dakota
6-7D Discovery
IP 11.4 MMcfe/d
(10/05) 100% WI,
Navajo, Entrada, Dakota
Development Project

Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Silt
3-Component
3-D Seismic
CO
Piceance
Basin
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 694 Bcfe @ YE ‘07
•
950 drilling locations (10-acre well density)
•
Moving forward with 10-acre development
•
34+ wells in ’07 drilled on 10-acre density
•
Proved reserves:  212 Bcfe @ YE ’07
•
Net production:  83 MMcfe/d
•
16,200 net acres; 12,400 net undeveloped acres
(Dec. 2007)
•
98% working interest
•
Four rigs operating as of February ‘08
BBC acreage
BBC operated gas well
BBC non-operated gas well
Non-operated gas well
10 acre pilots
Development Project

$  6.75
0.90
$  7.65
(0.97)
(0.43)
$ 6.26
(2.35)
$ 3.91
48%
$ 3.84
EUR (gross)*
NRI
EUR (net)
Drilling
Completion
Total
ILLUSTRATIVE ECONOMICS
Gas Price (Rockies strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
Bcfe
1.0+
81%
0.81+
$ 0.8
1.1
$1.9
$, millions
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
0
0.5
1
1.5
HISTORICAL EUR
(Bcfe)
2005 2006 2007E
*20-acre and estimated 10-acre
ILLUSTRATIVE DRILLING COSTS ILLUSTRATIVE ECONOMICS
1.0
Bcfe
1 Rockies strip 2008 through 2010 as of February 1, 2008:  $6.81
2 For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
1
2

Bill Barrett Corporation

Fort Union Outcrop
Fort
Union
Outcrop

•
3P resources 190 Bcfe @ YE ‘07
•
1,370+ gross drilling locations
•
Proved reserves: 48 Bcfe @ YE ‘07
•
Net production: 17 MMcfe/d,
constrained until April 2008
•
129,900 net acres, 85,600 net
undeveloped acres (Dec 2007)
•
Low risk, high return
drilling, Big George coals
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Palmtree
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Cat
Creek
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin
MT
WY
Powder River
Basin
CURRENT STATUS
PROGRAM POTENTIAL
Development Project

EUR (gross) – operated
NRI
EUR (net)
Drilling
Completion
Total
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
$ 6.75
(0.11)
$ 6.64
(2.50)
(0.84)
$ 3.31
(0.81)
$ 2.50
33%
$ 4.10
Bcfe
0.30
83%
0.25
$    90
130
$  220
(ranges from 0.15 – 0.8)
$, thousands
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
ILLUSTRATIVE DRILLING COSTS
ILLUSTRATIVE ECONOMICS
2
1 Rockies strip 2008 through 2010 as of February 1, 2008:  $6.81
2 For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

Bill Barrett Corporation

MT
ND
SD
Rocky Mtn. Overthrust
WY
NE
UT
CO
KS

Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
World Class Exploration Portfolio
•
1.3+ million net
undeveloped acres
(Dec. 2007)
•
4 delineation projects
•
Several exploration
projects testing
within 12 months
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Discovery / 2008 delineation
Planned exploration drilling
within 12 months
Pine Ridge
Yellow Jacket
Big Horn
MT Overthrust-
Circus
Hook
Significant Unrisked
Exploration Upside

World Class Exploration Portfolio
World Class Exploration Portfolio
Delineation project; increased potential in ultra
deep, Mancos, west structure; drill 5 wells in
2008
28,000 58 8
West Tavaputs Deep
(structural play)
Uinta
Drill 2 horizontal, one vertical well
103,000 -- 3
Yellow Jacket
(shale gas play)
Paradox
Signed up partner; will resume program 1Q’08,
up to 3 wells in ’08; current production 16
MMcfe/d; exploration – deep only
25,000 98 3
Cave Gulch/Bullfrog/Cooper
(structural)
Wind River
NEW PROSPECTS
Testing Cretaceous Cody Shale in Draco &
Leviathan wells; Cody delineation in ‘08
162,000 -- Testing
Circus/Toston 6-mile
(structural & shale gas play)
Montana Overthrust
DELINEATION PLAYS
Big Horn
Paradox
Uinta
Uinta
Basin
2 wells in ’08 (commitment); completed 3-D
shoot, interpreting now
77,000 --
Red Point & other Big Horn
projects (basin-centered play)
Target similar to Andy’s Mesa and Double Eagle
fields. Well defined target, 3-D encouraging,
1 well in 2008
30,000 --
Pine Ridge and other projects
(salt flank plays)
Sold 50% in Deep Hook shale gas play;
expect to drill 2 wells in Manning Canyon,
1 well Shallow Hook shale gas play
70,000 --
Hook
(shale gas play)
Delineation project, multi-pay oil w/ gas; in 2008
will drill 11 wells in Blacktail, 5 wells in Lake
Canyon; includes 119,000 acres subject to drill-
to-earn agreements
183,000 12 4
Blacktail Ridge/ Lake Canyon
(fractured oil play)
Comment
Net acreage
undeveloped
3P Resources
to Date
(Bcfe)
Wells
drilled
(gross wells)
Area
2008 EXPOSURE

Blacktail Ridge / Lake Canyon Project
Uinta Basin, Utah
Blacktail Ridge / Lake Canyon Project
Uinta Basin, Utah
Delineation Play
•
Multi-pay fractured oil project with significant gas
component
•
Assessing step-out drilling, shallower pays, deeper pays
and infill drilling
•
Applying modern evaluation tools to a late 1970s aged field
•
TD's 4,000’ to 11,000’
PROGRAM POTENTIAL
•
Net acres: control a minimum of 183,000
depending on 3rd party elections
•
Drilled 5 wells in 2007, 2 producers,
2 WOCT, & 1 temporarily abandoned
•
2008 activity – 11 wells in Blacktail, 5 wells
in Lake Canyon
•
Evaluating infrastructure options
CURRENT STATUS
Duchesne
Monument Butte
Brundage Canyon
47 MMBOE CUM
Altamont/Bluebell
379 MMBOE CUM
SCALE
1 Township
= 36 sq mi
50 sq mi
3C, 3-D
Blacktail Ridge
300 MBOE per
well “sweet- spot”
Potential Wasatch
field extension
7 - 7- 46 BTR
5 day initial rate:
678 Bopd & 434 Mcfd
Current rate:
288-336 Bopd
5 - 5 - 46 BTR
Drilling
7 - 21 - 46
WOCT
7 - 28 - 46
WOCT
12 - 36 - 36 BTR
Testing,
5 day initial rate:
757 Bopd
Lake Canyon
BBC acreage
BBC acreage earned deep rights
(Wasatch and below) 75% WI
BBC oil well
BBC location
Recent 3rd
party completions
IPs 540 – 1257 BOEPD
2008 drilling areas
UT
Uinta
Basin

10 – 25 Miles
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
UT
CO
Paradox
Basin
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TDs,
•
Estimated shale thickness: 100’ – 150’
•
Encouraging gas contents and shale composition
PROGRAM POTENTIAL
•
55% working interest (operated) in 187,000 net
undeveloped acres (Dec. 2007)
•
Potential pay zones: Hovenweep and Gothic Shale
•
3 exploratory science wells drilled in late 2006/2007:
regional placement, varying frac technologies – testing
•
Shooting 3-D to high-grade location for horizontal test
•
Horizontal test planned for 2008
CURRENT STATUS
Exploration Play
Core sample
To quantify presence of gas
Well #1
250 - 600 Mcfd
Well #3
50 - 100 Mcfd
Well #2
To be plugged
(casing design/stimulation)
2008 Program

Montana Overthrust
Circus and Toston-Six Mile Areas
Montana Overthrust
Circus and Toston-Six Mile Areas
•
50% working interest (operated) in 323,000 net
undeveloped acres (Dec. 2007)
•
Still testing Cretaceous shale ~3,000’ – 5,000’
•
Now interpreting 3-D seismic
•
Planning 2-3 Cody wells in 2008
•
Toston 3-D being interpreted
•
Live oil and gas shows in multiple horizons
•
Potential pay zones: Cretaceous 2,200’ – 7,000’,
Mississippian 8,000’ – 11,000’
Devonian 9,000’ – 11,500’
•
Wide-spread shale gas potential in Cody Shale
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Scale in Miles
0 6
Toston-Six Mile
Circus
74 sq. mi. 3-D
150+ sq. mi. 3-D
Exploration Play
CURRENT STATUS PROGRAM POTENTIAL
Leviathan
TD 11,005’
•
Paleozoic zones wet
•
Lower Cretaceous
appears wet
•
Testing Cody Shale
Draco 10 – 15
TD 12,441’
•
Testing
•
Paleozoic zones are wet
•
Lower Cretaceous
appears wet
•
Established dry gas rate
upper Cretaceous Cody
Shale 250+ Mcf/d

Upcoming Catalysts
Upcoming Catalysts
Development milestones
Continued production and reserve growth
West Tavaputs: EIS, 40 and possible
20 – acre density
Piceance: 10 – acre density
Rockies Express takeaway capacity
Exploration and delineation testing
West Tavaputs deep – Uinta
Blacktail Ridge/Lake Canyon – Uinta
Yellow Jacket – Paradox
Circus - Montana Overthrust
Four new prospects – 2008

Piceance Basin, Colorado

Cooper
Reservoir
Field
Cave Gulch – Bullfrog Fields
Waltman Arch, Wind River Basin, Wyoming
Cave Gulch – Bullfrog Fields
Waltman Arch, Wind River Basin, Wyoming
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 54 Bcfe @ YE ‘07
(shallow & deep – Wind River)
•
Net undeveloped acres: 25,000
(Dec. 2007); WI: 50-100%
•
Up to 3 wells in 2008
•
JV agreement signed with partners
•
25-30 deep locations
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcfe/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch 1-29
Recompletion; 70% WI
Muddy IP (6/05):
19 MMcfe/d (gross)
EUR: 28 Bcfe
Frontier pay behind pipe
WYOMING
Wind River Basin
BBC Discoveries
Muddy & Lakota
IPs: 4 to 20 MMcfe/d
Cave Gulch
Field
Delineation Play

Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Hook Prospect
Hook Prospect
Uinta Basin, Utah
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Exploration Play
Shallow Hook
41,000 net undeveloped acres
Fractured “Ferron” shale prospect
TD 1,000’ – 4,000’
Deep Hook 2008 drilling:
50% WI in 58,000 net undeveloped acres
1-2 wells Manning Canyon
TD 8,000’ – 11,000’
Shell currently drilling offset to BBC lands
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 70,000
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%)
•
Shallow shale gas – Shallow Hook (WI 100%)
•
Multiple show wells present
•
TD’s range from 1,000 to 11,000’
•
Sold 50% WI to large multi-national oil company
•
Drill 2 Manning Canyon wells in 2008
•
Shell currently testing offset well to BBC acreage
•
Shallow Hook – seeking industry partner
HOOK PROJECT AREA

•
Net undeveloped acres: 30,000 (Dec. 2007)
Well defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test in 2008
•
Seeking 20% partner
Typical well
(~30 days to drill to 10,000’)
Salt Flank Project
Paradox Basin, Utah
Salt Flank Project
Paradox Basin, Utah
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TDs
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
Exploration Play
UT
CO
Paradox
Basin

Bill Barrett Corporation

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie
Creek
5 Mile
Worland
Little Buffalo
167 MMBbl
149 Bcf
Grass
Creek
120 MMBbl
45 Bcf

WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
in 155,000 net undeveloped acres
(Dec. 2007)
•
2 wells in 2008
•
Potential pay zones:
Ft. Union 6,000’ – 12,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin – Basin-Centered Gas Project
Wyoming
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
Currently interpreting
CURRENT STATUS
Exploration Play

Bill Barrett Corporation

0.3 Bcfd
0.7 Bcfd
2.8 Bcfd
2.0 Bcfd
0.8 Bcfd

Rocky Mountain Pipeline Export Capacity
Rocky Mountain Pipeline Export Capacity
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Meeker/
Greasewood
Opal
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Piceance Piceance
Williston Williston
Cheyenne
REX 1.6 Bcfd
Jan. 12, 2008
0.2 Bcfd Jan. 2009
Wind
River
Wind
River
Proposed expansions:
Ruby – West
Bronco – West
Maverick out of Piceance – East
KM – Meeker/Opal to Chicago

Bill Barrett Corporation

Rockies Express Pipeline LLC
CIG
WIC
OVERTHRUST
LOST CREEK
WFS ECHO SPRINGS PLANT
KERN RIVER
QPC
TEPPCO PIONEER PLANT
WFS OPAL PLANT
CIG
CHEYENNE PLAINS
PSCC
TRAILBLAZER
WIC
Opal
Wamsutter
Kanda
QPC BLACK FORK PLT
ANADARKO GRANGER PLT
J-W GATHERING
Cheyenne
Meeker
Greasewood
TRANSCOLORADO
ENTERPRISE
QPC
KMIGT
Trailblazer
KMIGT
ANR
NNG
NGPL
NGPL
NGPL
ILLINOIS POWER
PEPL
PEPL
NGPL
NGPL
NGPL
Blanco
CONOCOPHILLIPS
EPNG
TWP
DOMINION
DOMINION EAST OHIO
TETCO
COLUMBIA GAS
COLUMBIA GAS OF OHIO
Lebanon
Clarington
TGP
ANR
INDIANA GAS
CITIZENS GAS
MIDWESTERN
TRUNKLINE
CINCINNATI GAS
COLUMBIA GAS
DOMINION
TETCO
TGT
VECTREN
KMTP
KINDER MORGAN
ENERGY PARTNERS, L.P.
Sempra
Pipelines & Storage
ConocoPhillips
Rockies Express Pipeline (in-service)
Rockies Express Pipeline-REX West
Rockies Express Pipeline-REX East
REX Interconnects
REX Compressor Station
REX West Compressor Station
REX East Compressor Station
Lease of Overthrust Pipeline Capacity

31 Rockies Express Pipeline Expansion Rockies Express Pipeline Expansion Source: Kindermorgan.com • Start-up 1.4 Bcfd January ’08 to ANR • 0.2 Bcfd February ’08 to Panhandle (PEPL) ANR PEPL

Bill Barrett Corporation

Pipeline Expansion:
Expansion of Kern River pipeline (0.9 Bcf/d) in 2003 and start-up of the Cheyenne Plains pipeline (0.56 Bcf/d) in 2004 increased natural gas export capacity from the Rockies.
October 2005: Price spike at Henry Hub caused by Hurricanes Katrina and Rita.
$/MMBtu
5.00
4.00
3.00
2.00
1.00
0.00
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Henry Hub - Colorado Interstate Gas Differential ($/MMBtu)
Northern Natural Gas Demarcation (DEMARC) - Colorado Interstate Gas Differential ($/MMBtu)

Henry Hub vs. CIG Differential
Henry Hub vs. CIG Differential
Monthly Average Natural Gas Spot Price Differentials
•
Increased export capacity from Rockies results in lower differentials
•
Expect similar result with REX West, in service January 12, 2008